             As filed with the Securities and Exchange Commission
                               on March 5, 1999


                                                           Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933


                               MapInfo Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                                   06-1166630
     -------------------------------                ------------------------
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification Number)


     One Global View, Troy, New York                          12180
 ----------------------------------------                  ----------
 (Address of Principal Executive Offices)                  (Zip Code)



                        1993 DIRECTOR STOCK OPTION PLAN
                        -------------------------------
                           (Full title of the Plan)

                             Mark G. Borden, Esq.
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109
                 --------------------------------------------
                    (Name and address of agent for service)



                                (617) 526-6000
         -------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

================================================================================

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

----------------------------------------------------------------------------------------
Title of                          Proposed           Proposed maximum    Amount of
securities to      Amount to      maximum offering   aggregate offering  registration
be registered      be registered  price per share    price               fee
----------------------------------------------------------------------------------------
Common Stock,      30,000 shares   $15.1875    (1)   $455,625     (1)    $127.00
$.002 par value
per share
----------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on March 1, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                    Statement of Incorporation by Reference
                    ---------------------------------------

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 33-74660, filed by MapInfo Corporation (the "Registrant") on January 31, 1994, as amended on November 6, 1997 by Post-Effective Amendment No.1, relating to the Registrant's 1993 Director Stock Option Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of New York, on the fifth day of March, 1999.



                                     MAPINFO CORPORATION


                                     By:   /s/ D. Joseph Gersuk
                                           -------------------------------------
                                           D. Joseph Gersuk
                                           Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of MapInfo Corporation, hereby severally constitute and appoint John C. Cavalier, D. Joseph Gersuk and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable MapInfo Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                       Title                        Date
        ---------                       -----                        ----

/s/Michael D. Marvin          Chairman of the Board               March 5, 1999
--------------------------
Michael D. Marvin

/s/ John C. Cavalier          President, Chief                    March 5, 1999
--------------------------      Executive Officer and
John C. Cavalier                Director (Principal Executive
                                Officer)


/s/ D. Joseph Gersuk          Vice President and Chief            March 5, 1999
--------------------------      Financial Officer (Principal
D. Joseph Gersuk                Financial and Accounting
                                Officer)


/s/ John F. Haller            Director                            March 5, 1999
--------------------------
John F. Haller

/s/ Laszlo C. Bardos          Director                            March 5, 1999
--------------------------
Laszlo C. Bardos

/s/ John F. Burton            Director                            March 5, 1999
--------------------------
John F. Burton

/s/ George C. McNamee         Director                            March 5, 1999
--------------------------
George C. McNamee

/s/ James A. Perakis          Director                            March 5, 1999
--------------------------
James A. Perakis


                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
------

4.1 (1)      Certificate of Incorporation of the Registrant

4.2 (1)      By-laws of the Registrant

4.3 (2)      Specimen Stock Certificate of Common Stock of the Registrant

5            Opinion of Hale and Dorr LLP

23.1         Consent of Hale and Dorr LLP (included in Exhibit 5)

23.2         Consent of PricewaterhouseCoopers LLP.

24 Power of Attorney (included on the signature page of this Registration Statement)

_____________________

(1) Incorporated herein by reference to the Registrant's Current Report on Form 8-K dated November 6, 1997.

(2) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.